As filed with the Securities and Exchange Commission on May 12, 2009

                                                     Registration No. 333-152719

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      PRE-EFFECTIVE AMENDMENT NO. 1 TO THE
                                    FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            FEDERAL TRUST CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Florida                          6712                    59-2935028
----------------------------     --------------------------     ----------------
(State or Other Jurisdiction     (Primary Standard              (I.R.S. Employer
 of Incorporation or              Industrial Classification      Identification
 Organization)                    Code Number)                   Number)

                        312 West First Street, Suite 110
                             Sanford, Florida 32771
                                 (407) 323-1833
   ---------------------------------------------------------------------------
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                                 Dennis T. Ward
                        312 West First Street, Suite 110
                             Sanford, Florida 32771
                                 (407) 323-1833
   ---------------------------------------------------------------------------
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                               Agent for Service)

                                   Copies to:

            Ned Quint, Esq.                          Randolph A. Moore III, Esq.
            Eric Luse Esq.                            Alison N. LaBruyere, Esq.
  Luse Gorman Pomerenk & Schick, P.C.                      Alston & Bird LLP
5335 Wisconsin Avenue, N.W., Suite 400                1201 W. Peachtree Street
        Washington, D.C. 20015                         Atlanta, Georgia 30309
            (202) 274-2000                                  404-881-7794

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ X ]

If this Form is filed to register additional shares for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering: [   ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering: [   ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering: [   ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of a "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one)

Large accelerated filer [   ]                    Accelerated filer [   ]

Non-accelerated filer [   ]                      Smaller reporting company [ X ]
(Do not check if a smaller
 reporting company)

PART II:  INFORMATION NOT REQUIRED IN PROSPECTUS

Application for Withdrawal of Registration Statement

     This Pre-Effective Amendment No. 1 is filed pursuant to Rule 477(a) under the Securities Act of 1933, as amended (the "Act") for the purpose of withdrawing the Registrant's Registration Statement on Form S-1 (No. 333-152719) prior to effectiveness, with respect to the offer and sale of up to 50,000,000 shares of common stock and up to 10,000,000 warrants to purchase shares of common stock. No securities were sold in connection with the proposed offering. The Registrant understands that the filing fees it paid will be held by the Commission pursuant to Rule 477 under the Act and pursuant to Rule 457(p) under the Act, may be applied to a future registration statement. The Registrant therefore requests withdrawal of its registration statement as soon as it is practicable after the filing of this Pre-Effective Amendment No. 1.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Sanford, Florida, on May 11, 2009.

                                           FEDERAL TRUST CORPORATION


                                      By:  /s/ Dennis T. Ward
                                           -------------------------------------
                                           Dennis T. Ward
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

    Signatures                          Title                           Date
    ----------                          -----                           ----

        *                   Chairman of the Board of
------------------          Directors
Robert G. Cox


/s/ Dennis T. Ward          Director, President and Chief           May 11, 2009
------------------          Executive Officer (Principal
Dennis T. Ward              Executive Officer and Acting
                            Principal Financial and
                            Accounting Officer)


        *                   Director
------------------
Samuel C. Certo


        *                   Director
------------------
Kenneth W. Hill


        *                   Director
------------------
Eric J. Reinhold


        *                   Director
------------------
Charles R. Webb

* Pursuant to the Power of Attorney filed with the Registration Statement on Form S-1 for Federal Trust Corporation filed on August 1, 2008.

/s/ Dennis T. Ward                                                  May 11, 2009
------------------                                                  ------------
Dennis T. Ward
Attorney-in-Fact


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